Exhibit 10.2

Execution Version

FIRST AMENDMENT TO THE GUARANTEE AGREEMENT AND

THE MULTIPLE DRAW TERM CREDIT AGREEMENT

among

SFOG ACQUISITION A, INC.,

SFOG ACQUISITION B, L.L.C.,

SFOT ACQUISITION I, INC.,

SFOT ACQUISITION II, INC.,

SIX FLAGS ENTERTAINMENT CORPORATION (FORMERLY KNOWN AS SIX FLAGS, INC.),

SIX FLAGS OPERATIONS INC.,

SIX FLAGS THEME PARKS INC., and

EACH OF THE OTHER GUARANTORS SIGNATORY HERETO,

and

TW-SF LLC,

as Lender

FIRST AMENDMENT

FIRST AMENDMENT, dated as of December 3, 2010 (this “Amendment”), to (i) the Guarantee Agreement, dated as of April 30, 2010 (the “Guarantee Agreement”), among Six Flags Entertainment Corporation, a Delaware corporation, Six Flags Operations Inc., a Delaware corporation, Six Flags Theme Parks Inc., a Delaware corporation, each of the other signatories thereto, and TW-SF LLC, as lender (the “Lender”), and (ii) the Multiple Draw Term Credit Agreement, dated as of April 30, 2010 (the “Credit Agreement”), among SFOG Acquisition A, Inc., a Delaware corporation, SFOG Acquisition B, L.L.C., a Delaware limited liability company, SFOT Acquisition I, Inc., a Delaware corporation, and SFOT Acquisition II, Inc., a Delaware corporation, and the Lender.

W  I  T  N  E  S  S  E  T  H

WHEREAS, pursuant to the Credit Agreement, the Lender has agreed to make certain loans and other extensions of credit to the Borrowers.

WHEREAS, on the date hereof, the Guarantors are entering into that certain First Amendment (the “First Lien Amendment”) to the First Lien Credit Agreement, dated as of April 30, 2010, among Parent, Holdings, and SFTP, as borrower, certain of its subsidiaries named therein, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent, in the original principal amount of $890,000,000, which First Lien Amendment provides, among other things, for the replacement and refinancing of outstanding Tranche B Term Loans with new loans under the amended Tranche B Term Loan Facility.

WHEREAS, in connection with the First Lien Amendment, the Borrowers and the Guarantors have requested that the Guarantee Agreement and the Credit Agreement be amended to, among other things, effect certain changes to the definitions, financial and negative covenants, in each case on the terms set forth below.

WHEREAS, the Lender is willing to agree to this Amendment on the terms set forth herein.

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto agree as follows:

SECTION 1.  Defined Terms.  Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Guarantee Agreement.

SECTION 2.  Amendments to Section 1 of the Guarantee Agreement.

(a)  Section 1(b) of the Guarantee Agreement is hereby amended as of the Amendment Effective Date by amending the definition of “Cap Amount” by replacing “$1.03” where it appears therein with “$1.15”.

(b)  Section 1(b) of the Guarantee Agreement is hereby further amended as of the Amendment Effective Date by amending the definition of “Consolidated Interest Expense” by inserting the phrase “, but excluding any Indebtedness under the Credit Agreement” immediately after the phrase “during such period” where it appears in the second parenthetical phrase therein”.

SECTION 3.  Amendments to Section 12 of the Guarantee Agreement.

(a)  Section 12(e)(iii)(L) of the Guarantee Agreement is hereby amended as of the Amendment Effective Date by replacing such clause with the following:

“(L) Dispositions related to Recovery Events (without giving effect to the dollar threshold set forth in the definition thereof)”.

(b)  Section 12(f)(v) of the Guarantee Agreement is hereby further amended as of the Amendment Effective Date by (i) inserting “Parent,” immediately before the phrase “SFTP and Holdings” in the first line thereof, (ii) replacing “Sections 12(a) and 12(b)” where it appears in clause (x) thereof with “Sections 9.1 and 9.2 in the Six Flags First Lien Credit Agreement (as in effect on December 3, 2010, after giving effect to the First Amendment thereto dated as of December 3, 2010, and without giving effect to any waiver thereof by the lenders party thereto)”, (iii) replacing the word “and” where it appears immediately before clause (y) with “,”, (iv) replacing “$11,500,000” where it appears in clause (A) thereof with “$10,000,000”, (v) replacing “$23,000,000” where it appears in clause (B) thereof with “$20,000,000”, (vi) replacing “$34,500,000” where it appears in clause (C) thereof with “$30,000,000”, (vii) replacing “$46,000,000” where it appears in clause (D) thereof with “$40,000,000, and (viii) inserting the following new clause (z) immediately after clause (y) thereof:

“ and (z) no Restricted Payments may be made directly or indirectly by Parent (A) if any Loans are outstanding under the Credit Agreement or (B) in the event that no Loans are outstanding under the Credit Agreement, in an aggregate amount (including any Restricted Payments pursuant to Section 12(f)(xi)) in excess of $5,000,000 during the period from March 15 to and including May 17 of each fiscal year during the Availability Period (such period, the “Put Period”) unless prior to the making of such Restricted Payment(s) Parent has deposited an amount equal to the aggregate amount of such Restricted Payment(s) made or declared to be paid during such Put Period in excess of $5,000,000 into an account subject to escrow arrangements reasonably satisfactory to the Lender, which amount shall be distributed or applied (together with any interest, earnings or other distributions thereon), to satisfy in whole or in part the aggregate obligations of the Borrowers to purchase Units in such fiscal year pursuant to the applicable Liquidity Puts.  If any amounts remain after purchase of the Units required by the prior sentence, such amounts will be distributed to Parent or any of its Subsidiaries (as directed by Parent) at the end of the Put Period for such fiscal year”.

(c)  Section 12(f) of the Guarantee Agreement is hereby further amended as of the Amendment Effective Date by (i) replacing the period at the end of clause (x) thereof with “; and” and (ii) inserting the following new clause (xi) immediately after clause (x) thereof:

“(xi)  Each of Parent, SFTP and Holdings may make additional Restricted Payments during any fiscal year of SFTP commencing with the fiscal year ending December 31, 2011 (i) up to an amount equal to 50% of that portion of Excess Cash Flow (as defined in the Six Flags First Lien Credit Agreement) in respect of the prior fiscal year not applied to prepay Tranche B Term Loans pursuant to Section 5.5(c) of the Six Flags First Lien Credit Agreement if the Senior Secured Leverage Ratio is greater than or equal to 3.00 to 1.00 or (ii) up to an amount equal to 100% of that portion of Excess Cash Flow in respect of the prior fiscal year not applied to prepay Tranche B Term Loans pursuant to Section 5.5(c) of the Six Flags First Lien Credit Agreement if the Senior Secured Leverage Ratio is less than 3.00 to 1.00; provided that no Restricted Payments may be made directly or indirectly by Parent (A) if any Loans are outstanding under the Credit Agreement or (B) in the event that no Loans are outstanding under the Credit Agreement, in an aggregate amount (including any Restricted Payments pursuant to Section 12(f)(v)) in excess of $5,000,000 during the Put Period unless Parent is otherwise in compliance with the requirements of clause (B) of Section 12(f)(v)(z).”.

SECTION 4.  Amendments to Section 1.1 of the Credit Agreement.

(a)  Section 1.1 of the Credit Agreement is hereby amended as of the Amendment Effective Date by amending the definition of “Availability Period” by (i) adding the following immediately prior to “the occurrence” where it appears in subclause (c) thereof:

“except for the transactions effected by the First Amendment to the Six Flags First Lien Credit Agreement dated as of December 3, 2010,”.

(ii) deleting the word “or” immediately prior to clause (c) thereof and (iii) inserting the following new clause (d) immediately after clause (c) thereof:

“or (d) the delivery by the Borrowers to the Lender of a written notice of the termination of the Commitment, which termination shall be irrevocable”.

(b)  Section 1.1 of the Credit Agreement is hereby further amended as of the Amendment Effective Date by adding the following new definition of “Commitment Fee” in appropriate alphabetical order:

““Commitment Fee”: as defined in Section 3.7.”.

(c)  Section 1.1 of the Credit Agreement is hereby further amended as of the Amendment Effective Date by amending the definition of “Excess Proceeds” by replacing the subclause (ii) thereof with the following new subclause (ii):

“(ii) the amount of any interest and fees paid or payable in accordance with Sections 3.4 and 3.7 hereof,”.

(d)   Section 1.1 of the Credit Agreement is hereby further amended as of the Amendment Effective Date by amending the definition of “Loan Parties” by inserting the following proviso immediately before the period at the end thereof:

“; provided that any such Person shall cease to be a Loan Party at the time such Person ceases to exist or is Disposed of to a non-Loan Party, in each case, to the extent permitted by this Agreement and the Guarantee Agreement”.

SECTION 5.  Amendments to Section 3 of the Credit Agreement.

(a)  Section 3.1(a) of the Credit Agreement is hereby amended as of the Amendment Effective Date by adding “fees and” immediately preceding the word “principal” where it appears in the first sentence thereof.

(b)  Section 3.3(c) of the Credit Agreement is hereby further amended as of the Amendment Effective Date by replacing it with the following:

“(c)         Amounts to be applied in connection with prepayments made pursuant to this Section 3.3 shall be applied, first, to accrued and unpaid Expenses payable under Section 9.5, second, to accrued and unpaid Commitment Fees payable under Section 3.7, third, to accrued and unpaid interest on the Loans that has not been capitalized, and last, to the outstanding principal amount of the Loans in direct order of maturity.”.

(c)  Section 3.4(c) of the Credit Agreement is hereby further amended as of the Amendment Effective Date by (i) inserting the phrase “, fees and other amounts owing hereunder” after the phrase “outstanding Loans” where it appears in the first line therein and (ii) replacing “such date of payment” where it appears in the first parenthetical thereof with “the date such payment is due”.

(d)           Section 3.6 of the Credit Agreement is hereby further amended as of the Amendment Effective Date by inserting the following as new subclause (c):

“(c)         Amounts to be applied from Partnership Distributions on each Interest Payment Date shall be applied first, to accrued and unpaid Expenses payable under Section 9.5, second, to accrued and unpaid Commitment Fees, third, to accrued and unpaid interest on the Loans that has not previously been capitalized and fourth, the outstanding principal amount of the Loans in direct order of maturity.”.

(e)  Section 3 of the Credit Agreement is hereby further amended as of the Amendment Effective Date by inserting the following new Section 3.7 in proper numerical order:

“3.7         The Borrowers agree to pay to the Lender a commitment fee (the “Commitment Fee”) for the period from and including December 3, 2010 to the last day of the Availability Period, computed at 0.50% per annum on the average daily amount of the Maximum Commitment Amount of the Lender during the period for which the Commitment Fee is accruing, payable in arrears on each Interest Payment Date, commencing with the Interest Payment Date occurring in July 2011 and ending on first Interest Payment Date occurring after the last day of the Availability Period (although it is agreed that no Commitment Fee shall accrue from and after the last day of the Availability Period); provided that if on any Interest Payment Date, Partnership Distributions have not been sufficient to pay all amounts owing under this Section 3.7, all of the accrued and unpaid Commitment Fees (after application of cash from the Partnership Distributions) on such Interest Payment Date shall be paid in kind by capitalizing such Commitment Fees by adding it to the principal amount of the Loan with the nearest Maturity Date and, if no Loans are outstanding, the amount of such Commitment Fees shall be deemed to be a Loan for all purposes under this Agreement and the Guarantee Agreement that matures on the next Interest Payment Date on which cash from Partnership Distributions shall be sufficient to pay all amounts owing hereunder, which Loan shall accrue interest during the period it is outstanding as set forth in Section 3.4 above.”

SECTION 2.  Amendment to Section 9.2 of the Credit Agreement. Section 9.2 of the Credit Agreement is hereby amended as of the Amendment Effective Date by replacing the notice information set forth therein with respect to the Borrowers, Parent and Holdings with the following:

The Borrowers:	SFOG Acquisition A, Inc. SFOG Acquisition B, L.L.C. SFOT Acquisition I, Inc. SFOT Acquisition II, Inc. c/o Lord/SPV 48 Wall Street, 27th Floor New York, New York 10005 Facsimile: (212) 346-9012

with a copy to:	c/o Six Flags Entertainment Corporation (formerly known as Six Flags, Inc.) 924 Avenue J East, Grand Prairie, Texas 75050 Attention: General Counsel Facsimile: 972-595-5192

Parent or Holdings:	c/o Six Flags Operations Inc. 924 Avenue J East, Grand Prairie, Texas 75050 Attention: Chief Financial Officer Telecopy: 212-354-3089 Electronic Mail: jmDuffey@sftp.com Telephone: 972-595-5106

with a copy to:	Six Flags Operations Inc. 924 Avenue J East, Grand Prairie, Texas 75050 Attention: General Counsel Telecopy: 212-354-3089 Electronic Mail: lBalk@sftp.com Telephone: 972-595-5192

SECTION 6.  Conditions to Effectiveness of Amendment.  This Amendment shall become effective on the date on which the following conditions precedent have been satisfied or waived (the “Amendment Effective Date”):

(a)  Amendment Documentation.  The Lender shall have received a counterpart of this Amendment, executed and delivered by a duly authorized officer of the Guarantors and the Lender.

(b)  Consent Fee and Expense Reimbursement.  The Lender shall have received a consent fee equal to $3,000,000, payable in cash upon satisfaction of all of the conditions precedent to the effectiveness of this Amendment (other than the conditions set forth in this Section 6(b)).   The Lender shall have been reimbursed for all reasonable out-of-pocket costs and expenses (including reasonable fees and disbursements of counsel) incurred in connection with this Amendment.

(c)  First Amendment to Six Flags First Lien Credit Agreement.  The Parent, Holdings and SFTP, JPMorgan Chase Bank, N.A., as administrative agent, and the Required Lenders (as defined in the Six Flags First Lien Credit Agreement) shall have entered into the First Lien Amendment, in the form attached as Exhibit A hereto, and the conditions precedent set forth in Section 12 thereof shall have been satisfied.

(d)  Prepayment of the Second Lien Term Loans and Existing Tranche B Term Loans.  The Lender shall have received evidence satisfactory to it that all amounts owed and outstanding in connection with the Second Lien Term Loans (as defined in the Six Flags Second Lien Credit Agreement), including all accrued interest thereon, and all amounts owed and outstanding to existing lenders of the Tranche B Term Loans in connection with existing Tranche B Term Loans that are not being continued as new Tranche B Term Loans pursuant to the Six Flags First Lien Credit Agreement, including all accrued interest thereon and all accrued interest on the other existing Tranche B Term Loans, shall have been paid in full in cash or arrangements satisfactory to the administrative agent under the Six Flags First Lien Credit Agreement have been made therefor.

(e)  Closing Certificates.  The Lender shall have received a certificate of each Loan Party, dated the Amendment Effective Date, substantially in the form of Exhibit B hereto, with appropriate insertions and attachments.

SECTION 7.  Representations and Warranties.  The Borrowers and the Guarantors hereby represent and warrant that (a) each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents shall be, after giving effect to this Amendment, true and correct in all material respects (except for the representation and warranty set forth in Section 4.10 of the Credit Agreement, which shall be true and correct in all respects) as if made on and as of the Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier time, in which case such representations and warranties were true and correct in all material respects as of such earlier time; provided that, to the extent any such representation and warranty is already qualified by materiality or by reference to material adverse effect, such representation shall be true and correct in all respects; provided further that, each reference to the Guarantee Agreement and Credit Agreement, as applicable, therein shall be deemed to be a reference to the Guarantee Agreement and the Credit Agreement after giving effect to this Amendment and (b) after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

SECTION 8.  Notice.  The Lender acknowledges that the First Lien Amendment attached as Exhibit A hereto satisfies the notice required to be provided by the Guarantors under Section 11(b)(ii) of the Guarantee Agreement with respect to the amendments contained in such First Lien Amendment.

SECTION 9.  Effects on Credit Documents.  Except as specifically amended herein, all Loan Documents shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.  The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Lender under any of the Loan Documents, nor constitute a waiver of any provision of the Loan Documents.

SECTION 10.  GOVERNING LAW; WAIVER OF JURY TRIAL.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES ] UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.  EACH PARTY HERETO HEREBY AGREES AS SET FORTH FURTHER IN SECTION 23 (SUBMISSION TO JURISDICTION; WAIVERS) AND SECTION 25 (WAIVERS OF JURY TRIAL) OF THE GUARANTEE AGREEMENT AS IF EACH SUCH SECTION WAS SET FORTH IN FULL HEREIN.

SECTION 11.  Amendments; Execution in Counterparts.  This Amendment shall not constitute an amendment of any other provision of the Guarantee Agreement or the Credit Agreement not referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of the Loan Parties that would require a waiver or consent of the Lender.  Except as expressly amended hereby, the provisions of the Guarantee Agreement and the Credit Agreement are and shall remain in full force and effect.  This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, including by means of facsimile or electronic transmission, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

SIX FLAGS ENTERTAINMENT CORPORATION

By:	/s/ John M. Duffey
Name:	John M. Duffey
Title: Executive Vice President and Chief Financial Officer

SIX FLAGS OPERATIONS INC.

By:	/s/ John M. Duffey
Name:	John M. Duffey
Title: Executive Vice President and Chief Financial Officer

SIX FLAGS THEME PARKS INC.

By:	/s/ John M. Duffey
Name:	John M. Duffey
Title: Executive Vice President and Chief Financial Officer

FIESTA TEXAS, INC.

FUNTIME, INC.

FUNTIME PARKS, INC.

GREAT AMERICA, LLC

GREAT ESCAPE HOLDING INC.

HURRICANE HARBOR GP LLC

HURRICANE HARBOR LP LLC

KKI, LLC

MAGIC MOUNTAIN LLC

PARK MANAGEMENT CORP.

PREMIER INTERNATIONAL HOLDINGS INC.

PREMIER PARKS HOLDINGS INC.

PREMIER PARKS OF COLORADO INC.

RIVERSIDE PARKS ENTERPRISES, INC.

SF HWP MANAGEMENT LLC

SFJ MANAGEMENT INC.

SIX FLAGS AMERICA PROPERTY CORPORATION

SIX FLAGS GREAT ADVENTURE LLC

SIX FLAGS SERVICES, INC.

SIX FLAGS SERVICES OF ILLINOIS, INC.

SIX FLAGS ST. LOUIS LLC

SOUTH STREET HOLDINGS LLC

STUART AMUSEMENT COMPANY

By:	/s/ Danielle J. Bernthal
Name:	Danielle J. Bernthal
Title: Assistant Vice President and Assistant Secretary

HURRICANE HARBOR LP

By: HURRICANE HARBOR GP, LLC, its General Partner

	By:	/s/ Danielle J. Bernthal
Name: Danielle J. Bernthal
Title: Assistant Vice President and Assistant Secretary

SIX FLAGS AMERICA LP

By: FUNTIME INC., its General Partner

	By:	/s/ Danielle J. Bernthal
	Name:	Danielle J. Bernthal
Title: Assistant Vice President and Assistant Secretary

SIX FLAGS GREAT ESCAPE L.P.
GREAT ESCAPE THEME PARK L.P.
GREAT ESCAPE RIDES L.P.

By:	GREAT ESCAPE HOLDING INC., their General
Partner

	By:	/s/ Danielle J. Bernthal
	Name:	Danielle J. Bernthal
Title: Assistant Vice President and Assistant Secretary

SFOG ACQUISITION A, INC. SFOG ACQUISITION B, L.L.C. SFOT ACQUISITION I, INC. SFOT ACQUISITION II, INC.

By:	/s/ Danielle J. Bernthal
Name:	Danielle J. Bernthal
Title: Assistant Vice President and Assistant Secretary

TW-SF LLC, as Lender

By:	/s/ Edward B. Ruggiero
Name:	Edward B. Ruggiero
Title: Senior Vice President & Treasurer